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                                                                   EXHIBIT 10.21

                                                                  EXECUTION COPY

                     AMENDMENT NO. 1 TO AMENDED AND RESTATED
                         CLASS S NOTE PURCHASE AGREEMENT

        This AMENDMENT NO. 1 TO AMENDED AND RESTATED CLASS S NOTE PURCHASE AGREEMENT, dated as of March _, 2003 (this "Amendment"), is entered into among AMERICREDIT MASTER TRUST (the "Issuer"), AMERICREDIT FUNDING CORP. VII (a "Seller"), AMERICREDIT FINANCIAL SERVICES, INC. (a "Seller" and the "Servicer"), DEUTSCHE BANK TRUST COMPANY AMERICAS, formerly known as Bankers Trust Company (the "Administrative Agent"), each of the CLASS S PURCHASERS parties hereto (the "Purchasers"), DEUTSCHE BANK AG, NEW YORK BRANCH, as Agent, and each of the other Agents parties hereto.

                                    RECITALS

        1. The Issuer, Sellers, the Servicer, the Administrative Agent, the Purchasers and the Agents are parties to those certain Amended and Restated Class S Note Purchase Agreement, dated as of February 22, 2002 (as previously amended and as amended, supplemented or otherwise modified from time to time, the "Note Purchase Agreement").

        2. The parties hereto desire to amend and supplement the Note Purchase Agreement as hereinafter set forth.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in the Note Purchase Agreement shall have the same meanings herein as therein.

        2.      Amendments to Note Purchase Agreement.

                2.1 The Note Purchase Agreement hereby is amended and supplemented by adding the following as a new Section 2.3(k):

                "(k)    Notwithstanding anything contained herein or in the
        Supplemental Fee Letter, from and after the occurrence of a Termination Event, whether or not declared, the Class S Principal Balance shall accrue interest (after as well as before judgment) at the Prime Rate from time to time in effect plus 2.0%."

                2.2 Amendment to Section 2.6(a). The Note Purchase Agreement is amended by deleting the following subsections (viii) and (ix) of
        Section 2.6(a) in their entirety:

                "(viii) the offering or sale of the Notes or the offering or effectuation of any Take-Out Securitization; or

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                (ix)    the commingling of the proceeds of the Collateral at any
        time with other funds."

        and substituting in lieu thereof, the following subsections (viii) through (x):

                "(viii) the offering or sale of the Notes or the offering or effectuation of any Take-Out Securitization;

                (ix) the commingling of the proceeds of the Collateral at any time with other funds; or

                (x)     the occurrence of a CP Conduit Consolidation Event."

                2.3 Amendment to Section 3.2(b) Section 3.2(b) of the Note Purchase Agreement is amended by adding the following at the end thereof:

                "provided that if (x) a Borrowing Base Deficiency exists as a result of a change in the Class A Credit Score Enhancement Rate, the Class B Credit Score Enhancement Rate and/or the Class C Credit Score Enhancement Rate, including, without limitation, as a result of an election of Option A or Option B as set forth on Schedule 2 to the Indenture, and (y) no other Termination Event or event that, after the giving of notice or the lapse of time, would constitute a Termination Event, shall have occurred and be continuing, then the foregoing conditions of this Section 3.2(b)(ii) shall not prevent a purchase if, after giving effect to such purchase and the application of the proceeds thereof, no Borrowing Base Deficiency would exist."

        3. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Note Purchase Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in the Note Purchase Agreement to "this Class S Note Purchase Agreement", "this Note Purchase Agreement", "hereof", "herein" or words of similar effect referring to the Note Purchase Agreement shall be deemed to be references to Note Purchase Agreement, as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Note Purchase Agreement other than as expressly set forth herein.

        4. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto and by Noteholders representing the Required Class S Owners and Required Class S Purchasers and satisfaction of the Rating Agency Condition.

        5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                                        2

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        6.      Governing Law. This Amendment shall be governed by, and
construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable principles of conflicts of law.

        7. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment, the Note Purchase Agreement or any provision hereof or thereof.

        8. Representations and Warranties. Each of the Issuer, Sellers and Servicer, as applicable, represent and warrant that (i) all of their respective representations and warranties set forth in the Note Purchase Agreement, are true and accurate in all material respects as though made on and as of the date hereof (except representations and warranties which relate to a specific date, which were true and correct as of such date) and (ii) no Termination Event under the Note Purchase Agreement has occurred and is continuing.

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                                        3

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        IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                  AMERICREDIT MASTER TRUST, as Issuer

                                  By:  DEUTSCHE BANK TRUST COMPANY
                                  DELAWARE, not in its individual capacity but
                                  solely as Owner Trustee on behalf of the Trust

                                                          ATTORNEY-IN-FACT

                                  By:    /s/ Louis Bodi
                                        ----------------------------------
                                  Name:  LOUIS BODI
                                        ----------------------------------
                                  Title: VICE PRESIDENT
                                        ----------------------------------

                                  AMERICREDIT FUNDING CORP. VII, as Seller

                                  By:    /s/ J. Michael May
                                        ----------------------------------
                                  Name:  J. Michael May
                                        ----------------------------------
                                  Title: Senior Vice President -
                                         Associate Counsel
                                        ----------------------------------

                                  AMERICREDIT FINANCIAL SERVICES, INC.,
                                  as Seller and Servicer

                                  By:    /s/ Katharyn Harlow
                                        ----------------------------------
                                  Name:  KATHARYN HARLOW
                                        ----------------------------------
                                  Title: VP - Finance
                                        ----------------------------------

                                  BANK ONE, N.A., as Backup Servicer, Trust
                                  Collateral Agent, and Trustee

                                  By:    /s/ John J. Rothrock
                                        ----------------------------------
                                  Name:  John J. Rothrock
                                        ----------------------------------
                                  Title: Authorized Signer
                                        ----------------------------------

                                  DEUTSCHE BANK TRUST COMPANY
                                  AMERICAS, formerly known as Bankers Trust
                                  Company, as Administrative Agent

                                  By:    /s/ Chris DiBiase
                                        ----------------------------------
                                  Name:  Chris DiBiase
                                        ----------------------------------
                                  Title: VP
                                        ----------------------------------

                                  By:    /s/ David May
                                        ----------------------------------
                                  Name:  David May
                                        ----------------------------------
                                  Title: Authorized Signatory
                                        ----------------------------------

                                Signature Page To
                     AMENDMENT NO. 1 TO AMENDED AND RESTATED
                         CLASS S NOTE PURCHASE AGREEMENT

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PURCHASER SIGNATURE PAGE:

SEDONA CAPITAL FUNDING
CORPORATION
as Class S Owner

By:  /s/ Evelyn Echevarria
    ------------------------
     Name:  Evelyn Echevarria
     Title: Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH,
 as Class S Committed Purchaser and Agent

By:  /s/ Adam Cohen
    ------------------------
     Name:  ADAM COHEN
     Title: DIRECTOR

By:  /s/ Aimee Sevilla
    ------------------------
     Name:  Aimee Sevilla
     Title: Vice President

                                Signature Page To
                     AMENDMENT NO. 1 TO AMENDED AND RESTATED
                         CLASS S NOTE PURCHASE AGREEMENT